UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

Alamosa Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32357	75-2890997

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5225 S. Loop 289, Lubbock, Texas, 79424

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code:	(806) 722-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On April 7, 2005, Alamosa Holdings, Inc. (“Alamosa”) completed a private exchange transaction pursuant to which a holder of Alamosa’s Series B Convertible Preferred Stock, par value $0.01 per share (“Preferred Stock”), delivered to Alamosa 26,666 shares of Preferred Stock in exchange for 2,011,401 newly issued shares of Alamosa’s common stock, par value $0.01 per share. The shares of common stock issued in exchange for the Preferred Stock were exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 3(a)(9) thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2005

ALAMOSA HOLDINGS, INC.

By:	/s/ Kendall W. Cowan

Kendall W. Cowan Chief Financial Officer